                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               GRAHAM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 22, 2003

     The annual meeting of stockholders of Graham Corporation will be held at the Rochester Business Alliance (formerly the Industrial Management Council), 930 East Avenue, Rochester, New York 14607-2296, on Tuesday, July 22, 2003, at 10:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying proxy statement:

          1. To elect two Directors.

          2. To approve the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2004.

          3. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The Board of Directors has fixed the close of business on June 13, 2003 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournments of the annual meeting.

     Stockholders who do not expect to be present at the annual meeting should complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. No postage is required for the mailing of proxy cards within the United States.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 27, 2003

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

     We are furnishing this proxy statement to our stockholders in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of stockholders for our fiscal year ended March 31, 2003 ("Fiscal Year 2003"), as well as for use at any adjournment of the annual meeting, for the following purposes:

        - To elect two Directors.

        - To approve the selection of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2004 ("Fiscal Year 2004").

        - To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The annual meeting will be held on Tuesday, July 22, 2003, at 10:00 a.m., Eastern Time, at the Rochester Business Alliance (formerly the Industrial Management Council), which is located at 930 East Avenue, Rochester, New York 14607-2296. This proxy statement and the accompanying form of proxy are being first mailed to our stockholders on or about June 27, 2003.

RECORD DATE AND SHARES OUTSTANDING

     The record date for the annual meeting is June 13, 2003. Our records indicate that as of June 13, 2003 there were 1,648,249 shares of our common stock issued and outstanding. If you were a holder of our common stock on June 13, 2003, then you are entitled to one vote at the annual meeting for each share of our common stock that you held on that date.

PROXY CARDS AND VOTING

     If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. Executed proxies without instructions marked on them will be voted FOR each of the nominees for election as Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2004.

     Under our bylaws, Directors are elected by a plurality of the votes cast at the annual meeting. The vote required for approval of any other matter before the annual meeting is a majority of shares present in person or by proxy and entitled to vote on the matter. Under Delaware law, the total votes received, including abstentions and votes on routine matters by brokers holding shares in "street name" or in some other fiduciary capacity, are counted in determining the presence of a quorum at the annual meeting. With respect to the election of Directors, votes may be cast for or withheld from voting for any or all Director nominees. Votes that are withheld will have no effect on the election of Directors. Abstentions may be specified on all proposals other than the election of Directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under our bylaws and under Delaware law, assuming the presence of a quorum at the annual meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the annual meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2004.

REVOCABILITY OF PROXIES

     Your presence at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time prior to its exercise at the annual meeting by:

        - delivering to our corporate secretary a written notice of revocation prior to the annual meeting;

        - delivering to our corporate secretary a duly executed proxy bearing a later date; or

        - attending the annual meeting, filing a written notice of revocation with our corporate secretary, and voting in person.

     Notices of revocation and revised proxies should be sent to our corporate secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. In addition, notices of revocation and revised proxies can be delivered in person to our corporate secretary or his agents at the annual meeting.

SOLICITATION OF PROXIES

     This proxy solicitation is made by the Board of Directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our Directors, officers and employees, as well as our subsidiaries, may solicit proxies personally or by telephone or other telecommunication. We will not compensate our Directors, officers or employees or those of our subsidiaries for making proxy solicitations on our behalf. We will provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of our common stock as of June 13, 2003 by:

        - each person who is known to us, based on reports filed with the Securities and Exchange Commission, to own beneficially more than 5% of our common stock;

        - each of our "named executive officers" as of that date (See "Executive Compensation" below);

        - each of our Directors and Director nominees who beneficially owns shares of our common stock; and

        - all of our executive officers as of that date and Directors as a group.

     We have calculated beneficial ownership based upon the requirements promulgated by the Securities and Exchange Commission. Unless otherwise indicated below in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that stockholder and the designated address of each individual listed in the table is as follows: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020.

                          COMMON STOCK OWNERSHIP TABLE

-----------------------------------------------------------------------------------------------------
                                                                  COMMON STOCK BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF           PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER                         SHARES                CLASS
-----------------------------------------------------------------------------------------------------
Employee Stock Ownership Plan of Graham Corporation               108,968(3)              6.6%
Dimensional Fund Advisors, Inc.                                   107,650(4)              6.5%
Helen H. Berkeley(1)                                              122,824(5)              7.4%
Jerald D. Bidlack (1)                                              40,500(6)              2.4%
Alvaro Cadena (1, 2)                                               77,144(7)              4.6%
William C. Denninger (1)                                            2,250(8)                *
J. Ronald Hansen (2)                                               31,767(9)              1.9%
Philip S. Hill (1)                                                 22,050(10)             1.3%
H. Russel Lemcke (1)                                               36,000(11)             2.2%
James R. Lines (2)                                                 14,408(12)               *
James J. Malvaso (1)                                                2,250(13)               *
Stephen P. Northrup (2)                                            37,062(14)             2.2%
Cornelius S. Van Rees (1)                                          21,300(15)             1.3%
All executive officers and Directors as a group (11 persons)      407,555(16)            22.6%

---------------

 * Less than 1%.

(1)  Director.

(2)  Executive officer.

(3) The employee benefits committee of our Board of Directors administers the Employee Stock Ownership Plan of Graham Corporation (the "ESOP"). The Board of Directors has appointed an unrelated corporate trustee for the ESOP. The employee benefits committee instructs the ESOP trustee regarding investment of funds contributed to the ESOP. Each member of the employee benefits committee disclaims beneficial ownership of the shares held in the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account are voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP trustee's fiduciary obligations under ERISA. As of June 13, 2003, all 108,968 shares were allocated to participants under the ESOP and no shares were unallocated.

(4) Dimensional Fund Advisors, Inc.'s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional Fund Advisors, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of 107,650 shares of our stock as of December 31, 2002, all of which shares are held in the portfolios of four investment companies, each of which is registered under the Investment Company Act of 1940. Dimensional Fund Advisors, Inc. furnishes investment advice to each of the four investment companies but disclaims beneficial ownership of all of the shares held by the investment companies and reported in the table above.

(5) Includes 13,800 shares that Mrs. Berkeley may acquire within 60 days upon exercise of stock options.

(6) Includes 12,250 shares that Mr. Bidlack may acquire within 60 days upon exercise of stock options.

(7) Includes 38,515 shares that Mr. Cadena may acquire within 60 days upon exercise of stock options and 1,687 shares held by the ESOP trustee and allocated to Mr. Cadena's account, as to which Mr. Cadena has sole voting power but no dispositive power, except in limited circumstances.

(8) Includes 2,250 shares that Mr. Denninger may acquire within 60 days upon exercise of stock options.

(9) Includes 17,507 shares that Mr. Hansen may acquire within 60 days upon exercise of stock options and 960 shares held by the ESOP trustee and allocated to Mr. Hansen's account, as to which Mr. Hansen has sole voting power but no dispositive power, except in limited circumstances.

(10) Includes 12,250 shares that Mr. Hill may acquire within 60 days upon exercise of stock options.

(11) Includes 18,000 shares that Mr. Lemcke may acquire within 60 days upon exercise of stock options.

(12) Includes 13,200 shares that Mr. Lines may acquire within 60 days upon exercise of stock options and 1,114 shares held by the ESOP trustee and allocated to Mr. Lines' account, as to which Mr. Lines has sole voting power but no dispositive power, except in limited circumstances.

(13) Includes 2,250 shares that Mr. Malvaso may acquire within 60 days upon exercise of stock options.

(14) Includes 19,707 shares that Mr. Northrup may acquire within 60 days upon exercise of stock options and 1,355 shares held by the ESOP trustee and allocated to Mr. Northrup's account, as to which Mr. Northrup has sole voting power but no dispositive power, except in limited circumstances.

(15) Includes 12,250 shares that Mr. Van Rees may acquire within 60 days upon exercise of stock options.

(16) Includes 155,229 shares that members of the group may acquire within 60 days upon exercise of stock options and 5,116 shares allocated to the named executive officers under the ESOP, as to which the named executive officers may exercise voting power, but not dispositive power, except in limited circumstances.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     We currently have eight Directors. Our bylaws provide for a classified Board of Directors consisting of three classes of Directors, with each class serving staggered three-year terms. As a result, only a portion of our Board of Directors is elected each year.

     Our bylaws require mandatory retirement at age 75 for directors who become members of the board for the first time after October 2002. No retirements pursuant to this provision have occurred during the last fiscal year.

     Two of our eight Directors are to be elected by our stockholders at the annual meeting, each to hold office for a three-year term expiring in 2006 or until his successor is duly elected and qualified.

     The Board of Directors recommends the election of Alvaro Cadena and Helen
H. Berkeley, each of whom is currently a member of the Board of Directors and each of whom has been nominated by the nominating committee of the Board. Unless authority to vote for either or both of the nominees is specifically withheld, proxies in the enclosed form will be voted FOR the election of Mr. Cadena and Mrs. Berkeley. The Board of Directors does not contemplate that either of the nominees will be unable to serve as a Director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute nominees as they, in their discretion, determine.

     The table below sets forth information concerning each of our Directors whose term in office expires at the annual meeting.

NOMINEES PROPOSED FOR ELECTION AS DIRECTORS
FOR A THREE-YEAR TERM EXPIRING IN 2006

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
ALVARO CADENA, age 59, is President and Chief Executive            1993            2003
  Officer. Mr. Cadena became Chief Executive Officer on
  April 1, 1998.
HELEN H. BERKELEY, age 74, is a private investor.                  1998            2003

     The table below sets forth information concerning each Director whose term in office does not expire at the annual meeting.

DIRECTORS WHOSE TERMS DO NOT EXPIRE
AT THE ANNUAL MEETING

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
JERALD D. BIDLACK, age 67, is the President of Griffin             1985            2004
  Automation, Inc., a manufacturer of special automation
  machinery and systems, which is located in West Seneca,
  New York. Mr. Bidlack also serves on the Board of
  Directors of Bush Industries, Inc., a public company
  located in Jamestown, New York engaged in the manufacture
  and sale of furniture products. He serves also as a
  trustee of Keuka College, which is located in Penn Yan,
  New York.
WILLIAM C. DENNINGER, age 52, is Senior Vice                       2003            2005
  President-Finance and Chief Financial Officer of Barnes
  Group, Inc. in Bristol, Connecticut. Before joining Barnes he served as Vice President-Finance and Chief Financial
  Officer of BTR, Inc. in Stamford, Connecticut.
PHILIP S. HILL, age 81, was a partner in the New York City         1968            2004
  law firm of Hill, Ullman & Erwin until his retirement
  earlier this year. Mr. Hill received his law degree in
  1951 from Cornell University.
H. RUSSEL LEMCKE, age 63, is President of H. Russel Lemcke         1996            2005
  Group, Inc. which specializes in strategic business
  development, including mergers, acquisitions and joint
  ventures. Mr. Lemcke also serves on the Board of Directors of Lincoln Industrial, Inc., a company located in
  Boonville, Indiana engaged in the manufacture and sale of
  injection-molded products. He is also a trustee of the New
  York Chiropractic College in Seneca Falls, New York.
JAMES J. MALVASO, age 52, is President and Chief Executive         2003            2004
  Officer of The Raymond Corporation in Greene, New York.
  Previously he served as Chief Operating Officer and Vice
  President-Operations of Raymond.
CORNELIUS S. VAN REES, age 74, was a partner in the New York       1969            2005
  City law firm of Thacher Proffitt & Wood until his
  retirement in 1994. Mr. Van Rees received his law degree
  in 1954 from Columbia University.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During Fiscal Year 2003, the Board of Directors held a total of five Board meetings. The Board of Directors has an executive committee, an audit committee, an employee benefits committee, a compensation committee, and a nominating committee. The function, composition, and number of meetings of each of these five committees are described below.

EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the executive committee has the authority to manage and direct all of our business and affairs, insofar as such authority may be legally delegated and except as may be limited from time to time by resolutions of the Board of Directors. The members of the executive committee are Directors Bidlack (Chairman), Cadena, Hill and Van Rees. The executive committee held three meetings during Fiscal Year 2003.

AUDIT COMMITTEE

     The audit committee (a) is responsible for the appointment, compensation and retention of our independent auditors and for oversight of their work; (b) approves all audit engagement fees and terms, as well as significant non-audit engagements; (c) meets and discusses directly with our independent auditors their audit work and related matters and (d) oversees and performs such investigations with respect to our internal and external auditing procedures and affairs as the audit committee deems necessary or advisable and as may be required by applicable law. The written charter for our audit committee, which was adopted by the Board of Directors, more specifically sets forth the duties and responsibilities of the audit committee and was attached as appendix A to the proxy statement for the Company's 2002 Annual Meeting of Stockholders. The members of the audit committee are Directors Hill (Chairman), Berkeley, Bidlack, Denninger (from March 13, 2003), Lemcke and Van Rees. Each member of the audit committee is "independent" in accordance with the current listing standards of the American Stock Exchange. A rule recently adopted by the U.S. Securities and Exchange Commission would change this standard for "independence" and, once it becomes applicable to Graham Corporation, could result in changes in the composition of our audit committee. The audit committee held four meetings during Fiscal Year 2003. The audit committee's report relating to Fiscal Year 2003 appears on page 15 of this proxy statement.

EMPLOYEE BENEFITS COMMITTEE

     The employee benefits committee reviews the performance of the plan administrator of each of our Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan we maintain for which a named fiduciary is designated. The employee benefits committee reviews and reports to the Board of Directors on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. The employee benefits committee has authority (a) to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, (b) to recommend changes in the plans and changes in any plan trustee or administrator, and (c) subject to the further action of the Board of Directors, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan. The members of the employee benefits committee are Directors Van Rees (Chairman), Bidlack and Hill. The employee benefits committee held two meetings during Fiscal Year 2003.

COMPENSATION COMMITTEE

     The compensation committee (a) reviews and determines annually salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administer the 1995 Incentive Plan to Increase Shareholder Value and the 2000 Incentive Plan to Increase Shareholder Value. The members of the compensation committee are Directors Lemcke (Chairman), Berkeley, Bidlack, Hill, Malvaso (from March 13, 2003) and Van Rees. The compensation committee held two meetings during Fiscal Year 2003. The compensation committee's report relating to Fiscal Year 2003 appears on page 12 of this proxy statement.

NOMINATING COMMITTEE

     The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. The nominating committee held three meetings during Fiscal Year 2003. The members of the nominating committee are Directors Van Rees (Chairman), Bidlack, Cadena and Hill.

     Pursuant to our bylaws, stockholders of record entitled to vote in the election of Directors at any annual meeting may recommend individuals for consideration by the nominating committee as potential nominees by submitting written recommendations to our corporate secretary no later than (a) 60 days in advance of the annual meeting, if the annual meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or (b) 90 days in advance of the annual meeting, if the annual meeting is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of Directors, notice must be submitted no later than the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders.

     Stockholder recommendations must contain: (a) each nominee's name, age, business and residence addresses; (b) principal occupation or employment; (c) the nominee's written consent to serve as a Director; and (d) information that would be required to be included in a proxy statement filed pursuant to applicable rules of the Securities and Exchange Commission. In addition, any stockholder submitting a recommendation must provide his or her own name and address as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The stockholder also must describe all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are made by the stockholder. Furthermore, the stockholder must identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf, to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such nominee, and briefly describe the terms of such employment, retainer or arrangement for compensation.

MEETING ATTENDANCE

     Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board of Directors on which he or she served (during the periods that he or she served).

                           COMPENSATION OF DIRECTORS

     The Board has one employee-Director who does not receive any remuneration for service on the Board of Directors or on any committee of the Board.

     Each of our non-employee Directors receives an annual fee of $15,000 for service on the Board of Directors. Additionally, each non-employee Director receives a fee of $1,000 for each Board or committee meeting attended, except that if such meeting is held by telephone conference call or by unanimous written consent, the fee is reduced to $500. If a Board and/or one or more committees meet on the same day, a full meeting fee is paid for one meeting and one-half of the meeting fee is paid for each additional meeting attended that day. Each non-employee Director who serves on the executive committee receives an additional annual fee of $5,000 for such service. The chairman of the Board of Directors receives an additional annual fee of $10,000 for such service, and the chairman of each committee receives an additional annual fee of $2,000 for such service.

     Non-employee Directors participate in the Outside Directors' Long Term Incentive Plan (the "LTIP"). Under the LTIP, for the first five fiscal years in which we produce consolidated net income of at least $500,000, starting with 1996 for Directors in office at that time and starting with election to the Board of Directors for new Directors, each non-employee Director will be credited with share equivalent units ("SEUs"). Each SEU is valued at the market value of one share of our common stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of one SEU into $10,000. Upon termination of a Director's service on the Board of Directors, but not before, SEUs become redeemable, at our option, for either (a) a commensurate number of shares of our common stock or (b) subject to our consent, the cash value of a commensurate number of shares of our common stock as of the termination of service date.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value (the "Incentive Plan"), each of our non-employee Directors was to be granted, annually for four years, an option to purchase 2,250 shares of our common stock at its closing price on the American Stock Exchange on the date of each grant, subject to availability under the Incentive Plan of unissued options reserved for Directors. However, no shares reserved for any non-employee Directors remain in the 1995 Incentive Plan and no grants from it were made to any non-employee Director during Fiscal Year 2003.

     During Fiscal Year 2003, each of our non-employee Directors as of October 31, 2002 was granted an option to purchase 1,000 shares of our common stock at its closing price on the American Stock Exchange on the date of each grant pursuant to the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value. Directors Denninger and Malvaso each were granted an option to purchase 2,250 shares, pursuant to the 2000 Incentive Plan to Increase Shareholder Value, subsequent to becoming members of the Board in March 2003.

                               EXECUTIVE OFFICERS

     Graham Corporation is currently served by the following executive officers, who are elected by the Board of Directors and serve until their respective successors are elected and qualified:

     ALVARO CADENA, age 59, has been President and Chief Executive Officer since 1998 and has been employed with us since 1969. Further information about Mr. Cadena is set forth above under "Election of Directors."

     J. RONALD HANSEN, age 56, has been Vice President--Finance & Administration and Chief Financial Officer since 1993. He has been employed with us since 1993.

     JAMES R. LINES, age 42, is Vice President--Marketing and Sales. Previously he served as Vice President-Engineering. He has been employed with us since 1984.

     PHILIP MARKS, age 59, is Vice President--Manufacturing. Previously he served as Plant Manager, Manager of Contract Engineering and Manager of Quality Assurance and Quality Control. He has been employed with us since 1970.

     STEPHEN P. NORTHRUP, age 51, is Vice President--Engineering. Previously he served as Vice President-Power & Marine Products. He has been employed with us since 1973.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for services to us in all capacities for the past three fiscal years for our Chief Executive Officer and our four most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers on March 31, 2003, the last day of Fiscal Year 2003 (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                   ANNUAL          LONG-TERM
                                                COMPENSATION      COMPENSATION
                                                                   SECURITIES
              NAME AND                 FISCAL                      UNDERLYING              ALL OTHER
         PRINCIPAL POSITION             YEAR    SALARY ($)(1)   OPTIONS/SARS (#)   COMPENSATION ($)(2,3,4,5)
------------------------------------------------------------------------------------------------------------
ALVARO CADENA                           2003       234,978           6,000                  14,050
President and                           2002       307,849           6,000                  26,122
Chief Executive Officer                 2001       221,478           6,000                  14,663

JOSEPH P. GORMAN, JR.*                  2003       137,966           3,000                  14,050
Vice President--Sales                   2002       163,977           3,000                  18,813
                                        2001       130,021           3,000                  10,012

J. RONALD HANSEN                        2003       146,931           3,000                  14,050
Vice President--Finance &               2002       174,647           3,000                  17,395
Administration and                      2001       138,486           3,000                   8,712
Chief Financial Officer

JAMES R. LINES                          2003       137,966           3,000                   7,442
Vice President--Marketing               2002       163,977           3,000                  19,726
and Sales                               2001       130,021           3,000                   7,108

STEPHEN P. NORTHRUP                     2003       137,966           3,000                   6,054
Vice President--Engineering             2002       173,977           3,000                  18,626
                                        2001       130,021           3,000                   7,244

---------------

* Mr. Gorman retired at the end of Fiscal Year 2003.

(1) Includes payment of contingent salary amounts that are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. No contingent compensation was paid to any named executive officer with respect to Fiscal Years 2001 and 2003. The figures shown also include amounts (if any) deferred by the named executive officers pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named executive officer's 401(k) account for investment and payment according to the terms of our Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the named executive officers as follows: Mr. Cadena--$13,701 for Fiscal Year 2001, $14,050 for Fiscal Year 2002 and $14,050 for Fiscal Year 2003; Mr. Gorman--$9,283 for Fiscal Year 2001, $9,632 for Fiscal Year 2002, and $9,632 for Fiscal Year 2003; Mr. Hansen--$7,932 for Fiscal Year 2001, $8,032 for Fiscal Year 2002, and $8,032 for Fiscal Year 2003; Mr. Lines--$4,317 for Fiscal Year 2001, $6,577 for Fiscal Year 2002 and $4,417 for Fiscal Year 2003; Mr. Northrup--$6,515 for Fiscal Year 2001, $6,654 for Fiscal Year 2002, and $6,054 for Fiscal Year 2003.

(3) Includes the following amounts paid to the 401(k) accounts of the named executive officers pursuant to our Incentive Savings Plan: Mr. Cadena--none for Fiscal Years 2001 and 2003 and $10,385 for Fiscal Year 2002; Mr. Gorman--none for Fiscal Years 2001 and 2003 and $7,889 for Fiscal Year 2002; Mr. Hansen--none for Fiscal Years 2001 and 2003 and $8,403 for Fiscal Year 2002; Mr. Lines--none for Fiscal Years 2001 and 2003 and $10,385 for Fiscal Year 2002; Mr. Northrup--none for Fiscal Years 2001 and 2003 and $8,042 for Fiscal Year 2002.

(4) Includes the following amounts representing the value of shares allocated pursuant to our ESOP to each named executive officer's account maintained under the ESOP: Mr. Cadena--$962 for Fiscal Year 2001 and $146 for Fiscal Year 2002; Mr. Gorman--$729 for Fiscal Year 2001 and $114 for Fiscal Year 2002; Mr. Hansen--$780 for Fiscal Year 2001 and $134 for Fiscal Year 2002; Mr. Lines--$729 for Fiscal Year 2001 and $146 for Fiscal

    Year 2002; Mr. Northrup--$729 for Fiscal Year 2001 and $116 for Fiscal Year 2002. None of the named executive officers received shares under the ESOP in Fiscal Year 2003.

(5) Includes payment for published professional articles of $2,072 for Fiscal Year 2001, $1,650 for Fiscal Year 2002 and $3,025 for Fiscal Year 2003 for Mr. Lines. Includes payment in lieu of vacation of $2,576 for Fiscal Year 2002 for Mr. Northrup.

STOCK OPTIONS

     The following table indicates the total number of stock options we granted to each named executive officer during Fiscal Year 2003.

                   OPTION/SAR GRANTS DURING FISCAL YEAR 2003
--------------------------------------------------------------------------------

                                                                                         POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                                           PERCENT OF                                       ANNUAL RATES OF
                         NUMBER OF            TOTAL                                           STOCK PRICE
                         SECURITIES       OPTIONS/SARS                                     APPRECIATION FOR
                         UNDERLYING        GRANTED TO       EXERCISE OR                       OPTION TERM
                        OPTIONS/SARS      EMPLOYEES IN      BASE PRICE     EXPIRATION
        NAME           GRANTED (#)(1)    FISCAL YEAR (%)     ($/SHARE)        DATE        5% ($)      10% ($)
--------------------------------------------------------------------------------------------------------------
ALVARO CADENA               6,000             22.2%            7.50         10/31/12      28,300       71,718
JOSEPH P. GORMAN,
  JR.                       3,000             11.1%            7.50         10/31/12      14,150       35,859
J. RONALD HANSEN            3,000             11.1%            7.50         10/31/12      14,150       35,859
JAMES R. LINES              3,000             11.1%            7.50         10/31/12      14,150       35,859
STEPHEN P. NORTHRUP         3,000             11.1%            7.50         10/31/12      14,150       35,859

---------------

(1) All stock options are currently vested, non-qualified stock options.

     The following table indicates the total number of exercisable and unexercisable stock options held by each named executive officer on March 31, 2003, the last day Fiscal Year 2003, and the value.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2003
                     AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED
                                                             OPTIONS/SARS AT FISCAL       VALUE OF UNEXERCISED IN-
                                                                  YEAR-END (#)             THE-MONEY OPTIONS/SARS
                          SHARES ACQUIRED      VALUE                                      AT FISCAL YEAR-END ($)(1)
          NAME            ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
ALVARO CADENA                   -0-             -0-          38,515           -0-            600            -0-
JOSEPH P. GORMAN, JR.           -0-             -0-          22,407           -0-            300            -0-
J. RONALD HANSEN                -0-             -0-          17,507           -0-            260            -0-
JAMES R. LINES                  -0-             -0-          13,200           -0-            150            -0-
STEPHEN P. NORTHRUP             -0-             -0-          19,707           -0-            300            -0-

---------------

(1) Based on the closing price of our common stock on March 26, 2003, which was $7.55 per share.

PENSION PLANS

     The following table sets forth straight-life annuity amounts without regard to offsets for social security benefits. Benefits listed in the table are subject to a deduction of an amount equal to 50% of an eligible employee's estimated primary social security benefit.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

                    YEARS OF SERVICE
REMUNERATION($)     15        20         25       30/35
---------------------------------------------------------
100,000           $25,000   $33,333   $ 41,670   $ 50,000
125,000           $31,250   $41,662   $ 52,088   $ 62,500
150,000           $37,500   $49,995   $ 62,505   $ 75,000
160,000           $40,000   $53,333   $ 67,667   $ 80,000
175,000(1)        $43,750   $58,328   $ 72,922   $ 87,500
260,000(1)        $65,000   $86,667   $108,334   $130,000

---------------

(1) For the U.S. Retirement Plan (as defined below), with respect to 2002, $200,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan (as defined below), with respect to 2002, only non-contingent compensation over $200,000 was used as the basis for determining benefits.

     Our Retirement Income Plan is a defined benefit pension plan for the benefit of our eligible domestic employees and the eligible domestic employees of our United States subsidiaries (the "U.S. Retirement Income Plan"). The U.S. Retirement Income Plan takes income into account for future benefits on a calendar year basis. The portion of Fiscal Year 2003 compensation that is taken into account by the U.S. Retirement Income Plan for the purpose of calculating future pension benefits is as follows: $200,000 for Mr. Cadena; $146,931 for Mr. Hansen; $137,966 for Mr. Gorman; $137,966 for Mr. Lines; and $137,966 for Mr. Northrup.

     The approximate years of creditable service as of June 13, 2003 of each of the named executive officers eligible to participate in the U.S. Retirement Income Plan are as follows: 34 years for Mr. Cadena; 34 years for Mr. Gorman; 29 years for Mr. Northrup; 18 years for Mr. Lines; 10 years for Mr. Hansen.

     In addition to the U.S. Retirement Income Plan, we maintain a Supplemental Executive Retirement Plan (the "Supplemental Plan") that is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the U.S. Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by sections 415(b) and (e) of the Internal Revenue Code. Any of our officers whose non-contingent compensation exceeded $170,000 in 2002, or will exceed $200,000 in 2003, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of Fiscal Year 2003 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $34,978.

EMPLOYMENT CONTRACTS

     Each named executive officer has a one-year Employment Agreement with us that is renewable upon the parties' mutual consent for additional periods. Each Employment Agreement has a termination provision that, in certain circumstances, entitles each named executive officer to a payment equal to 12 months' salary (non-contingent salary only) upon the termination of his employment.

     We have entered into Senior Executive Severance Agreements with Mr. Cadena and Mr. Hansen. These agreements, as amended to date, provide that in the event we experience a change in control (defined generally as an acquisition of 25% or more of our outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination) effected by a third person, termination of the individual's employment within two years of such a change of control entitles such person to one Dollar less than three years' compensation, including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our compensation committee during Fiscal Year 2003 were Directors Berkeley, Bidlack, Hill, Lemcke, Malvaso (from March 13, 2003) and Van Rees. Director Cornelius S. Van Rees is our corporate secretary but receives no compensation for his service in such capacity. Mr. Van Rees participated in the Board of Directors' deliberations regarding compensation of all of our compensated officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our compensation committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers and our subsidiaries' executive officers. The guiding principles of our compensation committee are as follows:

        - To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of our company.

        - To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel.

        - To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

     For Fiscal Year 2003, the compensation committee increased the non-contingent salaries of our Chief Executive Officer and of our other executive officers by 3% as part of a general salary increase for all of our employees at the same percentage. Traditionally, compensation for our Chief Executive Officer and executive officers has been below the mid-range of competitive levels. We believe that compensation for our Chief Executive Officer and other executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies both in our industry and our geographic region. We also believe that non-cash compensation, in the form of stock options, is below that offered by comparably-sized companies both in our industry and our geographic region.

     Decisions regarding executive compensation made during Fiscal Year 2003 relied in part on guidance from a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the compensation committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies. In its decision to increase Chief Executive Officer and other executive non-contingent salary by 3%, the compensation committee considered the need to continue to provide incentives for members of management.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each named executive officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by us and by each named executive officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the compensation committee annually by the Chief Executive Officer; a target performance-based amount for the Chief Executive Officer is determined by the compensation committee. We must meet a predetermined earnings threshold in order for any eligible officer to receive performance-based pay. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the compensation committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the compensation committee's review of pertinent data with reference to literature in the field and to industry practices for comparably-sized companies and expectations of attainable results under existing market conditions.

     No contingent compensation was paid to any officer for Fiscal Year 2003.

     In Fiscal Year 2003, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to our 1995 and 2000 Incentive Plans to Increase Shareholder

Value for the purpose of further increasing incentives for our officers to increase shareholder value. No stock appreciation rights or other forms of equity compensation were granted.

                                    Compensation Committee:

                                    H. Russel Lemcke, Chairman
                                    Helen H. Berkeley
                                    Jerald D. Bidlack
                                    Philip S. Hill
                                    James J. Malvaso
                                    Cornelius S. Van Rees

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During Fiscal Year 2003, all of our Directors, executive officers and more than 10% stockholders complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934. In making this statement, we have relied on the written representations of our Directors, executive officers and more than 10% stockholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                         STOCK PRICE PERFORMANCE GRAPH

     Our common stock is traded on the American Stock Exchange under the symbol "GHM." Set forth below is a line graph comparing, (a) the cumulative stockholder return on our common stock for a five-year period beginning with the last trade of our common stock on March 31, 1998, to (b) the cumulative total return of companies on the American Stock Exchange Market Value Index (the "AMEX Index") over the same period and (c) a selection of peer group public companies, each of which shares a Standardized Industrial Classification code with us and each of which either competes with us as to one or more product lines or one or more market segments (the "Peer Group").

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)
               AMONG GRAHAM CORPORATION, THE AMEX COMPOSITE INDEX
                                AND A PEER GROUP

                                  [LINE GRAPH]

                                                              CUMULATIVE TOTAL RETURN
                                 ---------------------------------------------------------------------------------
                                 31-MARCH-98   31-MARCH-99   31-MARCH-00   31-MARCH-01   31-MARCH-02   31-MARCH-03
Graham Corporation.............   $100.00        $49.04       $ 42.91       $ 54.87       $ 67.43        $47.10
Amex Market Value (U.S. &
  Foreign).....................   $100.00        $94.99       $138.61       $109.78       $113.34        $92.66
Peer Group.....................   $100.00        $50.64       $ 43.52       $ 71.75       $100.65        $38.59

---------------

(1) The Peer Group public companies selected by us for comparison in the line graph consist of the following manufacturing companies: Flowserve Corp., Paul Mueller Co., and Selas Corp. of America.

     This line graph assumes an investment of $100 on March 31, 1998 in (a) our common stock, (b) the stocks comprising the AMEX Index and (c) the stocks of the Peer Group public companies. Total returns assume the reinvestment of dividends.

     Our stock performance may not continue into the future with the trends similar to those depicted in the line graph above. We neither make nor endorse any predictions as to our future stock performance.

                 REPORT OF THE AUDIT COMMITTEE TO STOCKHOLDERS

     The audit committee has:

        - reviewed and discussed our audited financial statements for Fiscal Year 2003 with our management and with Deloitte & Touche LLP, our independent auditors;

        - discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

        - received and discussed the written disclosures and the letter from our independent auditors required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and has discussed with our independent auditor the independent auditor's independence.

     Based on such review and discussions with management and the independent auditors, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal Year 2003 for filing with the Securities and Exchange Commission.

                                 AUDITORS' FEES

     AUDIT FEES. The aggregate fees billed to the Company by its principal accountant, Deloitte & Touche LLP, for the audit of the Company's annual financial statements and interim reviews of financial statements included in the Company's Quarterly Reports on Form 10-Q were $74,375 for the Fiscal Year ended March 31, 2003 and $70,720 for the Fiscal Year ended March 31, 2002.

     AUDIT-RELATED FEES. The aggregate fees billed to the Company by its principal accountant for services reasonably related to its audit were $18,741 for the Fiscal Year ended March 31, 2003 and $28,332 for the Fiscal Year ended March 31, 2002.

     TAX FEES. The aggregate fees billed to the Company by its principal accountant for services related to tax compliance, tax advice and tax planning were $40,024 for the Fiscal Year ended March 31, 2003 and $49,346 for the Fiscal Year ended March 31, 2002.

     ALL OTHER FEES. The Company paid no fees to its principal accountant for each of the last two fiscal years other than as described above.

     The Audit Committee has determined that the provision of non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

     The Audit Committee has appointed Deloitte & Touche LLP to be the company's independent auditors for the fiscal year ending in 2004.

                                    Audit Committee:

                                    Philip S. Hill, Chairman
                                    Helen H. Berkeley
                                    Jerald D. Bidlack
                                    William C. Denninger
                                    H. Russel Lemcke
                                    Cornelius S. Van Rees

                                  PROPOSAL 2:
                     SELECTION OF OUR INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP served as our independent auditors for Fiscal Year 2003. The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as our independent auditors for Fiscal Year 2004. This selection will be presented to our stockholders for approval at the annual meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and, unless otherwise instructed in the proxy, the persons named in the enclosed proxy will vote the proxies FOR this proposal. If our stockholders do not approve this selection, the Audit Committee will reconsider its choice.

     We have been advised by Deloitte & Touche LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. In addition, we intend to give that representative an opportunity to make a statement if he or she should so desire.

     For further information about our engagement of Deloitte & Touche LLP, see "Report of the Audit Committee to Stockholders" above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1.   LONG-TERM STOCK OWNERSHIP PLAN

     At our annual meeting for Fiscal Year 2000, our stockholders approved the Long-Term Stock Ownership Plan of Graham Corporation. Certain of our Directors and named executive officers are participants in this plan and are indebted to us for a balance due on the purchase of shares of our common stock at the closing price on the American Stock Exchange on the date of purchase, which was April 5, 2001.

     As of June 14, 2002, pursuant to the terms of both a stock subscription agreement executed by each officer participating in this plan and a note executed by each such person, Mr. Cadena is indebted to us in the amount of $156,406 and Mr. Hansen and Mr. Northrup each are indebted to us in the amount of $100,100. The largest aggregate amount of indebtedness to us by each participant since the beginning of our last fiscal year is the amount stated in the preceding sentence for each participant. Each subscription agreement states that 18 months after purchasing the shares of common stock, a participant is entitled to sell up to 50% of his shares and that the participant agrees to hold the remainder of his shares until such time as he terminates employment with us. The terms of each note provide that a participant will repay the balance of the note in thirty-two equal consecutive quarterly installments beginning on June 30, 2002. The loans are interest-free during a participant's employment with the company, with interest on each note imputed as income to each participant at the applicable federal rate established by the Internal Revenue Service. Shares remain in our custody until a participant's note is paid in full, unless the participant sells his shares (when and to the extent permitted). Each note provides that until it is paid in full, any shares sold will be sold through a broker who will forward any proceeds, less expenses, to us to pay off all or a portion of such note. Each note also contains provisions that grant a security interest to us in the purchased shares and any proceeds from any subsequent sale of the purchased shares. If a participant ceases to be an officer or Director any time after 18 months after purchase, the participant may sell all or a portion of his shares. However, because the subscription agreement states that no participant may sell any shares prior to 18 months after purchase, if a participant ceases to be an officer or Director prior to 18 months after purchase, such participant has the discretion to retain or sell all or a portion of his shares only if we waive our rights under that provision in such participant's subscription agreement.

     The Sarbanes -Oxley Act, which became law on July 30, 2002, prohibits any further loans under the Long-Term Stock Ownership Plan. It also prohibits renewal, or any material modification of the terms, of any of the loans outstanding under the plan.

2.   CONSULTATION AGREEMENTS

     Director Cornelius S. Van Rees, Secretary to the Company, is party to a consultation agreement with the Company whereby he is compensated $22,000 annually to consult with the Company regarding legal matters.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     In order for any stockholder proposal to be included in our proxy statement to be issued in connection with our annual meeting of stockholders for Fiscal Year 2004, we must receive the proposal no later than February 27, 2004. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2004 annual meeting. Pursuant to our bylaws, stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 may be brought before the annual meeting of stockholders for Fiscal Year 2004 only if written notice of the proposal is delivered to our corporate secretary by May 27, 2004, and if a stockholder complies with all of the other applicable provisions of our bylaws. All such stockholder notices should be delivered to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

                                 ANNUAL REPORT

     A copy of our annual report containing financial statements for Fiscal Year 2003, prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. To obtain a copy of our annual report on Form 10-K without charge, please address your request to Graham Corporation,
Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that may be presented for action at the annual meeting. Should any other matters come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 27, 2003

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020
                               www.graham-mfg.com

PROXY 2003

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints H. Russel Lemcke and Cornelius
S. Van Rees, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Rochester Business Alliance, (formerly the Industrial Management Council), 930 East Avenue, Rochester, New York on Tuesday, July 22, 2003 at 10:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

1.      Election of Directors                                         FOR nominee(s) listed       WITHHOLD
                                                                      except as marked to         AUTHORITY
                                                                         the contrary          for all nominees

01      Helen H. Berkeley to serve until 2006                             [   ]                    [    ]

02      Alvaro Cadena to serve until 2006

Withheld for the nominee you list below:
(Write that nominee's name in the space
provided below.)

------------------------------------------------------------------
2.      Ratification of the appointment of Deloitte &                      FOR                     AGAINST            ABSTAIN
        Touche LLP as independent accountants for                         [   ]                    [    ]              [   ]
        the fiscal year ending March 31, 2004.

        In their discretion, to vote upon all other matters
3.      as may be properly brought before the meeting.
--------------------------------------------------------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR THE ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF
AUDITORS.


Date:  _____________________________, 2003                      _____________________________________

Please sign exactly as name (s) appears on
this proxy and return it promptly whether
you plan to attend the meeting or not. If
you do attend, you may, of course, vote
in person. The space below may be used
for any questions or comments you may have.                     _____________________________________
                                                               (Signature or Signatures)






[  ]   To help our preparation for the meeting, please check here if you plan to attend.

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2003


                  The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 13, 2003 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Rochester Business Alliance, (formerly the Industrial Management Council), 930 East Avenue, Rochester, New York on July 22, 2003 at 10:00 a.m., or at any adjournment thereof.

                  As to the nominees and proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 27, 2003, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 27, 2003.

                  As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                  The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 14, 2003.

                  PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.

-------------------------------
ESOP COMMON (as of 6/13/03)                                               PLEASE MARK YOUR CHOICE LIKE THIS : IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
-----------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                                              2.  Ratification of the appointment of Deloitte & Touche
                                                                           LLP as independent accountants for the period April
                                                                           1, 2003 through March 31, 2004.
                                                FOR      WITHHOLD
    FOR A THREE-YEAR TERM                                                          FOR          AGAINST       ABSTAIN*
    Helen H. Berkeley                           [ ]         [ ]
    Alvaro Cadena                               [ ]         [ ]                    [ ]          [ ]             [ ]

-----------------------------------------------------------------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

    _
   |                                                    _                       The undersigned hereby instructs the Committee to
                                                         |                      direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated June 27, 2003, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                Date
                                                                                ---------------------------------------------------



                                                                                Signature
                                                                                ---------------------------------------------------



                                                                                Signature
                                                                                ---------------------------------------------------

                                                                                Please sign exactly as your name appears on this
   |_                                                   _|                      instruction.  Each owner of shares held jointly must
                                                                                sign this voting instruction.  If signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please include your full title.
                                                                                Corporate proxies must be signed by an authorized
                                                                                officer.


                                                                               * For purposes of the unallocated Shares held by the
                                                                                 Employee Stock Ownership Plan, abstention is
                                                                                 equivalent to not voting.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.

-------------------------------
ESOP COMMON (as of 6/13/03)                                               PLEASE MARK YOUR CHOICE LIKE THIS : IN BLUE OR BLACK INK.

-----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
-----------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                                              2.  Ratification of the appointment of Deloitte & Touche
                                                                           LLP as independent accountants for the period April
                                                                           1, 2003 through March 31, 2004.
                                                FOR      WITHHOLD
    FOR A THREE-YEAR TERM                                                          FOR          AGAINST       ABSTAIN*
    Helen H. Berkeley                           [ ]         [ ]
    Alvaro Cadena                               [ ]         [ ]                    [ ]          [ ]             [ ]

-----------------------------------------------------------------------------------------------------------------------------------
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
-----------------------------------------------------------------------------------------------------------------------------------

    _
   |                                                    _                       The undersigned hereby instructs the Committee to
                                                         |                      direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated June 27, 2003, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                Date
                                                                                ---------------------------------------------------



                                                                                Signature
                                                                                ---------------------------------------------------



                                                                                Signature
                                                                                ---------------------------------------------------

                                                                                Please sign exactly as your name appears on this
   |_                                                   _|                      instruction.  Each owner of shares held jointly must
                                                                                sign this voting instruction.  If signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please include your full title.
                                                                                Corporate proxies must be signed by an authorized
                                                                                officer.


                                                                               * For purposes of the unallocated Shares held by the
                                                                                 Employee Stock Ownership Plan, abstention is
                                                                                 equivalent to not voting.

EMPLOYEE BENEFITS COMMITTEE

June 27, 2003



Dear Plan Accountholder:

The Employee Stock Ownership Plan of Graham Corporation ("ESOP") has a related trust (the "ESOP Trust") which own common stock of Graham Corporation ("Graham"). JP Morgan Chase Bank, as trustee of the ESOP, is a stockholder of Graham and may vote on matters presented for stockholder action at Graham's 2003 Annual Meeting of Stockholders scheduled to be held on July 22, 2003 ("Annual Meeting").

The ESOP Trust provides that in casting its vote at the 2003 Annual Meeting, the ESOP Trustee is to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 13, 2003.

The records for the ESOP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group, which maintains the records for this plan. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee.

The voting of the common stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 2003 Annual Meeting.

How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; if you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 13, 2003:

In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 13, 2003 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 13, 2003. If you do not file the Instruction Card by July 14, 2003, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

UNANTICIPATED PROPOSALS

It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 2003 Annual Meeting. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

Your interest in the ESOP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 2003 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

If you have questions regarding the terms of the ESOP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance & Administration at (585) 343-2216.

Sincerely,


EMPLOYEE BENEFITS COMMITTEE
  OF GRAHAM CORPORATION



ca
Enclosures